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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 23, 2002


                           The William Carter Company
               (Exact name of Registrant as Specified in Charter)


Massachusetts                     333-22155              04-1156680
(State or Other Jurisdiction      (Commission File       I.R.S. Employer
of Incorporation)                 Number)                Identification No.)



         The Proscenium
         1170 Peachtree Street NE, Suite 900
         Atlanta, Georgia                                    30309
         (Address of Principal Executive Offices)            (Zip Code)


                                 (404) 745-2700
               (Registrant's telephone number including area code)



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ITEM 5.      OTHER EVENTS.

On August 23, 2002, The William Carter Company and its parent company, Carter Holdings, Inc., issued a press release announcing that Carter Holdings had filed a registration statement with the Securities and Exchange Commission to register the initial public offering by Carter Holdings and certain of its stockholders of up to $100 million of Carter Holdings' common stock, $0.01 par value. Carter Holdings intends to contribute a portion of its proceeds from the offering to The William Carter Company, in order to redeem a portion of The William Carter Company's outstanding 10.875% Senior Subordinated Notes due in 2011 at a redemption price of 110.875% of the principal amount redeemed plus accrued and unpaid interest.

             A copy of the press release with respect to this transaction is filed as Exhibit 99.1 hereto.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits:

         99.1     Press Release of the Company, issued on August 23, 2002.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    By: /s/ DAVID A. BROWN
                                        ------------------
                                    Name:   David A. Brown
                                    Title:  Executive Vice President


Date:  August 23, 2002



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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
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99.1                    Press Release of the Company, issued on August 23, 2002.